EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity SecureDesigns® Variable Annuity
Issued by:
First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022
Supplement Dated February 1, 2017
To Prospectus Dated May 1, 2016
Important Information about a Change in Control
This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.
Effective on or about February 1, 2017, the ultimate control person of First Security Benefit Life Insurance and Annuity Company of New York is Todd L. Boehly. The first paragraph describing the company under INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS is replaced with the following:
First Security Benefit Life Insurance and Annuity Company of New York — The Company is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company is ultimately controlled by Todd L. Boehly. Mr. Boehly is engaged in investing in a wide range of businesses.
Please Retain This Supplement For Future Reference